UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2013

ECOTALITY, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-50983	68-0515422
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Montgomery Street, Suite 2525
San Francisco, CA	94104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 992-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements contained in all parts of this Current Report that are not historical facts are, or may be deemed to be, forward-looking statements. These forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Our forward-looking statements are based on the beliefs and assumptions of our management relying on currently available information and are not guarantees of future performance.

When used in this Current Report, the words “anticipate”, ”estimate”, ”expect”, “may”, ”plan”, ”project”, ”believe”, and similar expressions are intended to be among the statements that identify forward-looking statements. Our results may differ significantly from the results discussed in the forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other factors that are difficult to predict and that that may cause our actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by these statements. These factors include, among other things, the risk of new developments in the bankruptcy process. You should carefully consider the risks and uncertainties described under this section. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those projected. The forward-looking statements in this document are made as of the date on which they are made and we do not undertake any obligation to update or revise any forward-looking statements for any reason, except as required by law.

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 17, 2013; on September 16, 2013, ECOtality, Inc. (the “Company”) and its U.S. subsidiaries (collectively with the Company, the “Debtors”) each filed a voluntary petition for relief (the “Bankruptcy Filing”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Arizona (the “Bankruptcy Court”). In connection with the Bankruptcy Filing, on October 8, 2013, the Debtors conducted a Section 363 auction for the sale of substantially all of the Debtors’ assets (the “Auction”). As a result of the Auction, the Debtors reached agreements with the following parties with respect to the assets indicated, which comprise substantially all of the assets of the Debtors: (i) with Intertek Testing Services NA, Inc. for its purchase of assets related to the Company’s eTec Labs business line (the “ETEC Agreement”); (ii) with Access Control Group, LLC for its purchase of assets related to the Company’s Minit-Charger business line (the “Minit-Charger Agreement”); and (iii) with Blink Acquisition LLC for its purchase of assets related to the Company’s Blink Network business line (the “Blink Acquisition Agreement” and, together with ETEC Agreement and Minit-Charger Agreement, the “Agreements”).

Pursuant to the terms of the Agreements, the aggregate consideration received by the Debtors was comprised of cash in the amount of $4,335,000 and the assumption of certain liabilities.

On October 11, 2013, the Bankruptcy Court issued orders approving the proposed sales of substantially all of the Debtors’ assets, and the Debtors subsequently closed the transactions contemplated in the Agreements on October 11, 2013, with respect to the ETEC Agreement and Minit-Charger Agreement, and October 16, 2013, with respect to the Blink Acquisition Agreement.

The Company believes that, under the current circumstances, its remaining assets, including the proceeds of the transactions described above, will be insufficient to satisfy the claims of creditors in full and, therefore will not entitle shareholders to receive any distribution in the Company’s chapter 11 case.

The documents filed with the Bankruptcy Court that relate to the Auction, as well as other documents filed with the Bankruptcy Court in connection with the Bankruptcy Filing, are available for inspection at the Office of the Clerk of the Bankruptcy Court, online at www.azb.uscourts.gov for a fee, and for free at www.kccllc.net/ECOtality.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 11, 2013, and October 16, 2013, the Debtors completed the disposition of substantially all of their assets pursuant to the Agreements, as described in Item 1.01. The information set forth above under Item 1.01 is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2013, Mr. Murray B. Jones tendered his resignation as Chief Operating Officer of the Company, effective at midnight on October 11, 2013.  Mr. Jones claims his resignation is for “good reason” which, if he prevails in demonstrating, would enable him to make claims for certain benefits including severance under his employment agreement as previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Item 8.01 Other Events.

Given that substantially all of the Company’s assets have been sold pursuant to the Agreements, as described in Item 1.01 and Item 2.01, the Company will cease filing with the SEC reports on Forms 10-Q and 10-K so that the Company’s very limited resources can be focused on completing the bankruptcy process.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1*

Asset Purchase Agreement, dated as of October 10, 2013, by and among ECOtality, Inc., Electronic Transportation Engineering Corporation, ECOtality Stores, Inc., ETEC North, LLC, The Clarity Group, Inc., G.H.V. Refrigeration, Inc. and Intertek Testing Services NA, Inc.

10.2*

Sale Agreement, dated as of October 11, 2013, by and among ECOtality, Inc., Electronic Transportation Engineering Corporation, ECOtality Stores, Inc., ETEC North, LLC, The Clarity Group, Inc., G.H.V. Refrigeration, Inc. and Access Control Group, L.L.C.

10.3*

Asset Purchase Agreement, dated as of October 10, 2013, by and among ECOtality, Inc., Electronic Transportation Engineering Corporation, ECOtality Stores, Inc., ETEC North, LLC, The Clarity Group, Inc., G.H.V. Refrigeration, Inc. and Blink Acquisition LLC.

________________

* Schedules, annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOTALITY, INC.

(Registrant)

Signature	Title	Date

/s/ Susie Herrmann	Chief Financial Officer	October 16, 2013
Susie Herrmann

EXHIBIT INDEX

Exhibit Number	Description

10.1*

Asset Purchase Agreement, dated as of October 10, 2013, by and among ECOtality, Inc., Electronic Transportation Engineering Corporation, ECOtality Stores, Inc., ETEC North, LLC, The Clarity Group, Inc., G.H.V. Refrigeration, Inc. and Intertek Testing Services NA, Inc.

10.2*

Sale Agreement, dated as of October 11, 2013, by and among ECOtality, Inc., Electronic Transportation Engineering Corporation, ECOtality Stores, Inc., ETEC North, LLC, The Clarity Group, Inc., G.H.V. Refrigeration, Inc. and Access Control Group, L.L.C.

10.3*

Asset Purchase Agreement, dated as of October 10, 2013, by and among ECOtality, Inc., Electronic Transportation Engineering Corporation, ECOtality Stores, Inc., ETEC North, LLC, The Clarity Group, Inc., G.H.V. Refrigeration, Inc. and Blink Acquisition LLC.

________________

* Schedules, annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.